Note 7 - Leases	12 Months Ended
Dec. 31, 2015
Leases, Operating [Abstract]
Operating Leases of Lessor Disclosure [Text Block]
7.	Leases

i.	A. Lease arrangements, under which the Company acts as the lessee

Bareboat Chartered-in Vessels:

On January 29, 2015 and March 31, 2015, the Company sold and leased back M/T Stenaweco Energy and M/T Stenaweco Evolution respectively (refer to Note 5). The vessels have been chartered back on a bareboat basis for 7 years at a bareboat hire of $8,586 per day and $8,625 per day respectively. In addition, the Company has the option to buy back each vessel from the end of year 3 up to the end of year 7 at purchase prices stipulated in the bareboat agreement depending on when the option is exercised.

The abovementioned sale and leaseback transactions contain, customary covenants and event of default clauses, including cross-default provisions and restrictive covenants and performance requirements. The Company must maintain a consolidated leverage ratio of not more than 75% and maintain minimum free liquidity of $750 per vessel owned and $500 per bareboat chartered-in vessel at all times which is certified quarterly. As of December 31, 2015, the Company is in compliance with the consolidated leverage ratio and the minimum free liquidity covenants.

As of December 31, 2015, cash and cash equivalents amounted to $4,418 of which an amount of $1,750 is presented as restricted cash due to the abovementioned minimum liquidity covenant.

The Company has treated the sale and leaseback of the abovementioned vessels as an operating lease. Losses from the sale of these two vessels amounted to $11,600 which is amortized over the duration of the lease. The amortization for the year is presented under “Amortization of prepaid bareboat charter hire” in the accompanying statement of consolidated income/(loss) and amounted to $1,431 for the year ended December 31, 2015.

As at December 31, 2015, the outstanding balance of the Prepaid bareboat charter hire was $10,169, presented in the accompanying consolidated balance sheets as follows:

Current portion of Prepaid bareboat charter hire	1,657
Non-current portion of Prepaid bareboat charter hire	8,512
Total	10,169

Future minimum lease payments:

The Company's future minimum lease payments required to be made after December 31, 2015, relating to bareboat chartered-in vessels M/T Stenaweco Energy and M/T Stenaweco Evolution are as follows:

Year ending December 31,	Bareboat Charter Lease Payments
2016	6,299
2017	6,282
2018	6,282
2019	6,282
2020	6,299
2021 and thereafter	7,316
Total	38,760

B. Lease arrangements, under which the Company acts as the lessor

i)	i) Charter agreements:

In 2015, the Company operated two vessels (M/T Stenaweco Energy and M/T Stenaweco Evolution) under time charters with Stena Weco A/S and one vessel (M/T Eco Fleet) under a time charter with BP Shipping. Future minimum time-charter receipts (excluding any off hire days and net of commissions), based on the vessels commitments to these non-cancellable time charter contracts, as of December 31, 2015, are as follows:

Year ending December 31,	Time Charter receipts
2016	17,531
2017	17,484
2018	12,276
2019	1,537
Total	48,828